United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 20, 2022

Date of Report (Date of earliest event reported)

OPY Acquisition Corp. I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40968	85-2624164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)668-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	OHAAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	OHAA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OHAAW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Meeting on December 20, 2022, OPY Acquisition Corp. I (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on December 21, 2022 (the “Charter Amendment”) which extends the deadline by which it must complete its initial business combination from April 29, 2023 to October 30, 2023. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 20, 2022, the Company held the Special Meeting in lieu of an Annual Meeting. On November 28, 2022, the record date for the Special Meeting, there were 15,812,500 shares of common stock of the Company entitled to be voted at the Special Meeting consisting of 12,650,000 shares of Class A common Stock and 3,162,500 shares of Class B common stock. At the Special Meeting, 13,649,716 shares of common stock of the Company or 86.3% of the shares entitled to vote at the Special Meeting were represented in person or by proxy consisting of 10,487,216 shares of Class A common stock and 3,162,500 shares of Class B common stock. At the Special Meeting, stockholders voted upon and approved the Charter Amendment. In addition, stockholders voted and approved the re-election of the five members of the Company’s board of directors, each to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Under the Company’s Charter, only holders of the Class B shares had voting rights with respect to the election of directors.

1.    Charter Amendment

Stockholders approved the Charter Amendment. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,406,078	243,628	10

2.    Directors’ Proposal

All five nominees were re-elected. The voting results were as follows:

DIRECTOR	FOR	WITHHELD
Jonathan Siegel	3,162,500	—
David Epstein	3,162,500	—
Jonathan Fassberg	3,162,500	—
Kim Blickenstaff	3,162,500	—
Barbara Weber	3,162,500	—

Item 8.01. Other Events

In connection with the Charter Amendment Proposal, the Company was required to give its Class A stockholders the opportunity to redeem their shares of Class A common stock. Of the 12,650,000 shares of Class A common stock that were outstanding, a total of 10,170,490 shares exercised their redemption rights and did not subsequently reverse that decision.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

3.1	Amendment to the Amended and Restated Certificate of Incorporation of OPY Acquisition Corp. I dated December 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2022

OPY ACQUISITION CORP. I

By:	/s/ Jonathan B. Siegel
Name:	Jonathan B. Siegel
Title:	Chairman and Chief Executive Officer